UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: January 3, 2005

Date of earliest event reported: November 15, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11727

Delaware (State or other jurisdiction of incorporation or organization)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street, Dallas, Texas 75204
(Address of principal executive offices and zip code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS
ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
SIGNATURE

ITEM 8.01. OTHER EVENTS

     Energy Transfer Partners, L.P. supplements Item 7 of its Form 10-K for the year ended August 31, 2004, filed on November 15, 2004 (the “10-K”) on the pages indicated as set forth below. Capitalized terms used but not defined herein are used as defined in the 10-K.

ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Analysis of Historical Results of Operations, p. 43

     The Energy Transfer Transactions affect the comparability of our financial statements for the fiscal year ended August 31, 2004 to the eleven months ended August 31, 2003 because our consolidated financial statements for the fiscal year ended August 31, 2004 include the twelve month results for ETC OLP and its subsidiaries and the results of HOLP, its subsidiaries, and Heritage Holdings only for the period from January 20, 2004 through August 31, 2004. The financial statements of ETC OLP for the eleven months ended August 31, 2003 reflect only the results of ETC OLP and its subsidiaries, and the financial statements of Heritage reflect the results of HOLP and its subsidiaries (see note 2 to the Partnership’s consolidated financial statements). The changes in the line items discussed below are a result of these transactions. The aggregate results disclosed below reflect Heritage’s historical results from September 1, 2003 until the closing of the Energy Transfer Transactions on January 19, 2004, and of Heritage’s historical results for the fiscal year ended August 31, 2003, and the actual results for the year ended August 31, 2004, for comparability purposes only. This aggregate information (i) is not necessarily indicative of the results of operations that would have occurred had the transactions been made at the beginning of the periods presented or the future results of the combined operations and (ii) is not a measure of performance calculated in accordance with generally accepted accounting principals.

EBITDA, as adjusted reconciliation, page 48.

	Fiscal Year Ended
	August 31,	August 31,	August 31,
	2004	2003	2003
			(Heritage
	(Actual)	(ETC OLP)	Historical)
Net income reconciliation
Net income	$99,152	$46,625	$31,142
Depreciation and amortization	50,848	13,461	37,959
Interest	41,458	12,456	35,740
Taxes	4,481	4,432	1,023
Non-cash compensation expense	42	—	1,159
Other expense (income)	(509)	(501)	3,213
Depreciation, amortization, and interest of investee	440	1,003	901
Minority interests in Operating Partnership	—	—	256
(Gain) loss on disposal of assets	1,006	—	(430)

EBITDA, as adjusted (a)	$196,918	$77,476	$110,963

Heritage EBITDA, as adjusted (b)	52,845	110,963

Aggregate EBITDA, as adjusted (c)	$249,763	$188,439

(a)	EBITDA, as adjusted, is defined as the Partnership’s earnings before interest, taxes, depreciation, amortization and other non-cash items, such as compensation charges for unit issuances to employees, gain or loss on disposal of assets, and other expenses. We present EBITDA, as adjusted, on a Partnership basis, which includes both the general and limited partner interests. Non-cash compensation expense represents charges for the value of the Common Units awarded under the Partnership’s compensation plans that have not yet vested under the terms of those plans and are charges which do not, or will not, require cash settlement. Non-cash income or loss such as the gain or loss arising from our disposal of assets is not included when determining EBITDA, as adjusted. EBITDA, as adjusted, (i) is not a measure of performance calculated in accordance with generally accepted accounting principles and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our consolidated financial statements.

EBITDA, as adjusted, is presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of EBITDA, as adjusted, is useful to lenders and investors because of its use in the natural gas and propane industries and for master limited partnerships as an indicator of the strength and performance of the Partnership’s ongoing business operations, including the ability to fund capital expenditures, service debt and pay distributions. Additionally, management believes that EBITDA, as adjusted, provides additional and useful information to our investors for trending, analyzing and benchmarking the operating results of our partnership from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results.

EBITDA, as adjusted, is used by management to determine our operating performance, and along with other data as internal measures for setting annual operating budgets, assessing financial performance of our numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation. We have a large number of business locations located in different regions of the United States. EBITDA, as adjusted, can be a meaningful measure of financial performance because it excludes factors which are outside the control of the employees responsible for operating and managing the business locations, and provides information management can use to evaluate the performance of the business locations, or the region where they are located, and the employees responsible for operating them. To present EBITDA, as adjusted, on a full Partnership basis, we add back the minority interest of the general partner because net income is reported net of the general partner’s minority interest. Our EBITDA, as adjusted, includes non-cash compensation expense which is a non-cash expense item resulting from our unit based compensation plans that does not require cash settlement and is not considered during management’s assessment of the operating results of the our business. By adding these non-cash compensation expenses in EBITDA, as adjusted, allows management to compare our operating results to those of other companies in the same industry who may have compensation plans with levels and values of annual grants that are different than ours. Other expenses include other finance charges and other asset non-cash impairment charges that are reflected in our operating results but are not classified in interest, depreciation and amortization. We do not include gain or loss on the sale of assets when determining EBITDA, as adjusted, since including non-cash income or loss resulting from the sale of assets increases/decreases the performance measure in a manner that is not related to the true operating results of our business. In addition, our debt agreements contain financial covenants based on EBITDA, as adjusted. For a description of these covenants, please read — Financing and Sources of Liquidity in this Form 10-K.

There are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company’s net income or loss. In addition, our calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP. EBITDA, as adjusted, for the periods described herein is calculated in the same manner as presented by us and Heritage in the past. Management compensates for these limitations by considering EBITDA, as adjusted in conjunction with its analysis of other GAAP financial measures, such as gross profit, net income (loss), and cash flow from operating activities.

(b)	The following reconciliation of EBITDA, as adjusted to net income represents the results of operations for Heritage for the period from September 1, 2003 until the closing of the Energy Transfer Transactions on January 19, 2004:

For the Period Ended
January 19,
2004
(Heritage)
Net income reconciliation
Net income	$22,644
Depreciation and amortization	15,389
Interest	12,754
Taxes	20
Non-cash compensation expense	1,232
Other expense	66
Depreciation, amortization, and interest of investee	322
Minority interests in Operating Partnership	178
(Gain) loss on disposal of assets	240

EBITDA, as adjusted (a)	$52,845

(c)	The following reconciliation of Aggregate EBITDA, as adjusted to Aggregate net income is presented for comparability purposes only, and is comprised of the aggregate of the actual results for the year ended August 31, 2004 and Heritage’s historical results from September 1, 2003 until the closing of the Energy Transfer Transactions on January 19, 2004, and of Heritage and Energy Transfer’s historical results for the fiscal year ended August 31, 2003:

	Fiscal Year Ended
	August 31,	August 31,
	2004	2003
	(Aggregate)	(Aggregate)
Aggregate net income reconciliation
Aggregate net income	$121,796	$77,767
Depreciation and amortization	66,237	51,420
Interest	54,212	48,196
Taxes	4,501	5,455
Non-cash compensation expense	1,274	1,159
Other expense (income)	(443)	2,712
Depreciation, amortization, and interest of investee	762	1,904
Minority interests in Operating Partnership	178	256
(Gain) loss on disposal of assets	1,246	(430)

Aggregate EBITDA, as adjusted (a)	$249,763	$188,439

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P. BY: U.S. Propane L.P., General Partner BY: U.S. Propane L.L.C., General Partner
Date: January 3, 2005	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant